SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  FORM 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                      Date of Report:  December 30, 1999
                       (Date of earliest event reported)



                     Inland Retail Real Estate Trust, Inc.
            (Exact name of registrant as specified in the charter)



        Maryland                       333-64391              36-4246655

(State or other jurisdiction     (Commission File No.)       (IRS Employer
  of incorporation)                                        Identification No.)



                             2901 Butterfield Road
                          Oak Brook, Illinois  60523
                   (Address of Principal Executive Offices)


                                (630) 218-8000
              (Registrant's telephone number including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

We filed a Form 8-K dated December 30, 1999 on January 14, 2000 with regard to the acquisition of Casselberry Commons without the requisite financial information. Accordingly, we are filing this Form 8-K/A to include that financial information. We filed a Form 8-K/A dated September 1, 1999 on November 12, 1999 with the requisite financial information for Countryside Shopping Center.



Item 7.  Financial Statements and Exhibits

                         Index to Financial Statements
                                                                     Page
Inland Retail Real Estate Trust, Inc.:

Pro Forma Consolidated Balance Sheet (unaudited)
  at September 30, 1999............................................. F- 1

Notes to Pro Forma Consolidated Balance Sheet (unaudited)
  at September 30, 1999............................................. F- 3

Pro Forma Consolidated Statement of Operations (unaudited)
  for the nine months ended September 30, 1999...................... F- 5

Notes to Pro Forma Consolidated Statement of Operations (unaudited)
  for the nine months ended September 30, 1999...................... F- 7

Pro Forma Consolidated Statement of Operations (unaudited)
  for the year ended December 31, 1998.............................. F-10

Notes to Pro Forma Consolidated Statement of Operations (unaudited)
  for the year ended December 31, 1998.............................. F-12

Casselberry Commons:

Independent Auditors' Report........................................ F-15

Historical Summary of Gross Income and Direct Operating Expenses
  for the year ended December 31, 1998.............................. F-16

Notes to the Historical Summary of Gross Income and Direct
  Operating Expenses for the year ended December 31, 1998........... F-17

Historical Summary of Gross Income and Direct Operating Expenses
  (unaudited) for the nine months ended September 30, 1999.......... F-19

Notes to the Historical Summary of Gross Income and Direct
  Operating Expenses (unaudited) for the nine months
  ended September 30, 1999.......................................... F-20

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        Inland Retail Real Estate Trust, Inc.
                                   (Registrant)



                        By:/s/ BARRY L. LAZARUS
                               Barry L. Lazarus
                               President, Chief Operating Officer,
                               Treasurer and Chief Financial Officer


Date: February 16, 2000

                     Inland Retail Real Estate Trust, Inc.
                     Pro Forma Consolidated Balance Sheet
                              September 30, 1999
                                  (unaudited)


The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisition of the properties indicated in Note B had occurred on September 30, 1999.

Pro Forma Consolidated Balance Sheet should provide investors with information about the continuing impact of particular transactions by showing how they may affect historical financial statements if the transactions were consummated at an earlier time. Such statements should assist investors in analyzing the future prospects of the registrant because they illustrate the possible scope of the change in the registrant's historical financial position and results of operations caused by the transactions.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at September 30, 1999, nor does it purport to represent our future financial position. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                     Inland Retail Real Estate Trust, Inc.
                     Pro Forma Consolidated Balance Sheet
                              September 30, 1999
                                  (unaudited)

                                              Pro Forma
                                             Adjustments
                                            -------------
                                 (A)           Property      Pro Forma
                              Historical     Acquisitions   as adjusted
                             -------------  -------------- -------------
Assets
------
Net investment in
  properties(B)............. $100,396,313     26,361,971    126,758,284
Cash........................    2,834,411        429,449      3,263,860
Accounts and rents
  receivable................      378,822           -           378,822
Escrowed funds (E)..........      513,669           -           513,669
Furniture and Equipment.....       10,386           -            10,386
Loan fees...................      129,724           -           129,724
Other assets................      123,964           -           123,964
                             -------------  -------------- -------------
Total assets................ $104,387,289     26,791,420    131,178,709
                             =============  ============== =============

Liabilities and Stockholders' Equity
------------------------------------
Accrued real estate taxes...      373,085        211,941        585,026
Security deposits...........      165,150         63,028        228,178
Mortgages payable (D).......   73,614,927     20,644,800     94,259,727
Unearned income.............      152,067           -           152,067
Accounts payable............       37,177           -            37,177
Accrued interest payable....      339,809           -           339,809
Other liabilities...........      113,140           -           113,140
Distribution payable........      175,621           -           175,621
Due to Affiliates...........      542,624           -           542,624
Accrued offering costs......    2,853,774           -         2,853,774
                             -------------  -------------- -------------
Total liabilities...........   78,367,374     20,919,769     99,287,143
                             -------------  -------------- -------------

Minority interest in
  partnership (C)...........        2,000           -             2,000

Common Stock................       32,150          6,828         38,978
Additional paid-in capital
  (net of Offering costs)...   26,458,891      5,864,823     32,323,714
Accumulated distributions in
  excess of net income......     (473,126)          -          (473,126)
                             -------------  -------------- -------------
Total stockholders' equity..   26,017,915      5,871,651 (F) 31,889,566
                             -------------  -------------- -------------
Total liabilities and
  stockholders' equity...... $104,387,289     26,791,420    131,178,709
                             =============  ============== =============

        See accompanying notes to pro forma consolidated balance sheet.

                     Inland Retail Real Estate Trust, Inc.
                 Notes to Pro Forma Consolidated Balance Sheet
                              September 30, 1999
                                  (unaudited)

                                  (continued)


(A) The historical column represents our Consolidated Balance Sheet as of September 30, 1999. We were formed on September 3, 1998. As of September 30, 1999, subscriptions for a total of 3,198,659 Shares had been received from the public at $10 per Share. In addition, the Company has distributed 16,350 Shares pursuant to the Company's DRP. In addition, we have received the Advisor's capital contribution of $200,000 for which it was issued 20,000 Shares.

(B) The  pro  forma  adjustments  reflect   the  acquisition  of  the  following
    properties purchased on October 26 and December 30, 1999:

                         Countryside                  Total
                          Shopping    Casselberry    Property
                           Center       Commons    Acquisitions
                        ------------ ------------ -------------
Assets
------
Net investment in
  properties........... $  8,595,602  17,766,369   26,361,971
Cash...................      283,810     145,639      429,449
                        ------------ ------------ ------------
Total assets........... $  8,879,412  17,912,008   26,791,420
                        ============ ============ ============

Liabilities and Stockholders' Equity
------------------------------------
Accrued real
  estate taxes.........       54,000     157,941      211,941
Security deposits......       11,700      51,328       63,028
Mortgages payable (D)..    6,720,000  13,924,800   20,644,800
                        ------------ ------------ ------------
Total liabilities......    6,785,700  14,134,069   20,919,769
                        ------------ ------------ ------------

Common Stock...........        2,435       4,393        6,828
Additional paid in
  capital (net of
  Offering costs)......    2,091,277   3,773,546    5,864,823
                        ------------ ------------ ------------
Total stockholders'
  equity (F)...........    2,093,712   3,777,939    5,871,651
                        ------------ ------------ ------------
Total liabilities and
  stockholders' equity. $  8,879,412  17,912,008   26,791,420
                        ============ ============ ============

                     Inland Retail Real Estate Trust, Inc.
                 Notes to Pro Forma Consolidated Balance Sheet
                              September 30, 1999
                                  (unaudited)

                                  (continued)


(C) The Pro Forma Consolidated Balance Sheet includes the accounts of the Operating Partnership in which the Company has an approximately 99% controlling general partner interest. The Advisor owns the remaining approximately 1% limited partnership common units in the Operating Partnership for which it paid $2,000 and which is reflected as a minority interest.

(D) Represents the first mortgage loans assumed and originated in conjunction with the acquisition of properties. These mortgage loans with an aggregate principal balance of approximately $94,260,000 are payable to third parties at interest rates ranging from 7.0% to 8.25% per annum and have maturities ranging from March 2000 to November 2008.

(E) Represents real estate tax and insurance escrows held.

(F) Additional offering proceeds of $6,828,000, net of offering costs of $956,349, are reflected as received as of September 30, 1999. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

                     Inland Retail Real Estate Trust, Inc.
                Pro Forma Consolidated Statement of Operations
                 For the nine months ended September 30, 1999
                                  (unaudited)


The following unaudited Pro Forma Consolidated Statement of Operations is presented to effect the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 1998.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the nine months ended September 30, 1999, nor does it purport to represent our future financial position. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                     Inland Retail Real Estate Trust, Inc.
                Pro Forma Consolidated Statement of Operations
                 For the nine months ended September 30, 1999
                                  (unaudited)



                                   Historical
                                  ------------
                                    Company      Pro Forma
                                       (A)      Adjustment   Pro Forma
                                  ------------ ------------ ------------

Rental income.................... $ 1,821,483    1,687,672    3,509,155
Additional rental income.........     505,354      417,526      922,880
Interest income..................      98,758         -          98,758
Other income.....................         100         -             100
                                  ------------ ------------ ------------
Total income.....................   2,425,695    2,105,198    4,530,893
                                  ------------ ------------ ------------

Professional services............      60,288         -          60,288
General and administrative
  expenses.......................     104,306         -         104,306
Advisor asset management fee (C).        -         197,715      197,715
Property operating expenses......     612,973      805,684    1,418,657
Management fee (G)...............     104,708       94,734      199,442
Interest expense (H).............     967,363    1,183,091    2,150,454
Acquisition costs expensed.......      25,281         -          25,281
Depreciation and  amortization(D)     480,809      511,174      991,983
                                  ------------ ------------ ------------
Total expenses...................   2,355,728    2,792,398    5,148,126
                                                            ------------
Net income (loss) applicable to
  common shareholders (F)........      69,967     (687,200) $  (617,233)
                                  ============ ============ ============

Weighted average number of
  shares of common stock
  outstanding (E)................        -            -       3,897,800
                                                            ============

Basic and diluted net loss
  per weighted average
  shares of common stock
  outstanding (E)................        -            -     $      (.16)
                                                            ============








   See accompanying notes to pro forma consolidated statement of operations.

                     Inland Retail Real Estate Trust, Inc.
            Notes to Pro Forma Consolidated Statement of Operations
                 For the nine months ended September 30, 1999
                                  (unaudited)

(A) Historical information represents the historical statement of operations of the Company for the nine months ended September 30, 1999 as filed with the SEC on Form 10-Q.

(B) Total pro forma adjustments for acquisitions are as though they were acquired January 1, 1998.


                      Countryside
                        Shopping  Casselberry   Total
                         Center     Commons    Pro Forma
                      ----------- ----------- -----------
Rental income........    579,776  1,107,896    1,687,672
Additional rental
  income.............    164,672    252,854      417,526
                      ----------- ----------  -----------
Total income.........    744,448  1,360,750    2,105,198
                      ----------- ----------  -----------
Advisor asset
  management fee (C).     64,467    133,248      197,715
Property operating
  expenses...........    197,137    608,547      805,684
Management fee (G)...     33,500     61,234       94,734
Interest expense (H).    359,352    823,739    1,183,091
Depreciation (D).....    204,704    306,470      511,174
                      ----------- ----------  -----------
Total expenses.......    859,160  1,933,238    2,792,398
                      ----------- ----------  -----------
Net income (loss)....   (114,712)  (572,488)    (687,200)
                      =========== ==========  ===========

                     Inland Retail Real Estate Trust, Inc.
            Notes to Pro Forma Consolidated Statement of Operations
                 For the nine months ended September 30, 1999
                                  (unaudited)


(C) The advisor asset management fee has been calculated as 1% of the cost of acquisition of the properties, prorated for the 9 months.

(D) Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years for buildings and fifteen years for improvements. The allocation of land, buildings and improvements was based upon values stated in the related appraisal.

(E) The pro forma weighted average shares of common stock outstanding for the nine months ended September 30, 1999 was calculated using the additional shares sold to purchase each of the properties on a weighted average basis plus the 20,000 shares purchased by the Advisor in connection with our organization.

(F) The net income (loss) allocable to the minority interest is immaterial, and therefore, has been excluded.

(G) Management fees are calculated as 4.5% of gross revenues.

(H) As part of the  acquisition  of  certain  of  these properties, the Company
    assumed existing debt.    The  pro  forma  adjustments relating to interest
    expense were based on the following terms:

    Countryside Shopping Center

    Inland Retail Real Estate Trust, Inc. acquired Countryside Shopping Center from an affiliate of our Advisor. As part of the acquisition, the Company assumed the outstanding mortgage debt related to Countryside Shopping Center of approximately $6,720,000 in connection with the acquisition. The assumed debt, which originated March 31, 1998, has an annual interest rate of 175 basis points over LIBOR (currently 7.13%).

    Casselberry Commons

    The Company acquired Casselberry Commons from an affiliate of our Advisor. As part of the acquisition, Inland Retail Real Estate Trust, Inc. assumed two outstanding debts secured by one mortgage related to Casselberry Commons of approximately $13,924,000. The assumed debts, which originated April 29, 1999, have annual interest rates of 7.64% and 250 basis points over LIBOR (currently 8.3%), respectively.

                     Inland Retail Real Estate Trust, Inc.
                Pro Forma Consolidated Statement of Operations
                     For the year ended December 31, 1998
                                  (unaudited)


The following unaudited Pro Forma Consolidated Statement of Operations is presented to effect the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 1998.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 1998, nor does it purport to represent our future financial position. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                     Inland Retail Real Estate Trust, Inc.
                Pro Forma Consolidated Statement of Operations
                     For the year ended December 31, 1998
                                  (unaudited)


                                    Historical
                                   -------------
                                                   Pro Forma
                                      Company     Adjustment
                                        (A)          (B)      Pro Forma
                                   ------------- ----------- ------------

Rental income..................... $       -      1,783,023    1,783,023
Additional rental income..........         -        477,654    1,574,543
                                   ------------- ----------- ------------
Total income......................         -      2,260,677    2,260,677
                                   ------------- ----------- ------------

Advisor asset management fee (E)..         -        263,620      263,620
Property operating expenses.......         -        614,142      614,142
Management fee (G)................         -        114,827      114,827
Interest expense (H)..............         -      1,577,455    1,577,455
Depreciation (C)..................         -        692,281      692,281
                                   ------------- ----------- ------------
Total expenses....................         -      3,262,325    3,262,325
                                                             ------------
Net loss applicable to
  common shareholders (F).........                           $(1,001,648)
                                                             ============

Weighted average number of
  shares of common stock
  outstanding (D).................                             3,897,800
                                                             ============

Basic and diluted net loss
  per weighted average
  shares of common stock
  outstanding (D).................                           $      (.26)
                                                             ============














      See accompanying notes to pro forma consolidated statement of operations.

                     Inland Retail Real Estate Trust, Inc.
            Notes to Pro Forma Consolidated Statement of Operations
                     For the year ended December 31, 1998
                                  (unaudited)

(A) Historical information is not applicable as the Company had no operations through December 31, 1998.

(B) Total pro forma adjustments for acquisitions are as though they were acquired January 1, 1998.


                               Countryside                Total
                                 Shopping  Casselberry  Pro Forma
                                 Center      Commons   Adjustment
                               ----------- ----------- -----------
    Rental income.............    778,507   1,004,516   1,783,023
    Additional rental income..    184,708     292,946     477,654
                               ----------- ----------- -----------
    Total income..............    963,215   1,297,462   2,260,677
                               ----------- ----------- -----------
    Advisor asset
      management fee (E)......     85,956     177,664     263,620
    Property operating
      expenses................    240,579     373,563     614,142
    Management fees (G).......     43,345      71,482     114,827
    Interest expense (H)......    479,136   1,098,319   1,577,455
    Depreciation (C)..........    283,655     408,626     692,281
                               ----------- ----------- -----------
    Total expenses............  1,132,671   2,129,654   3,262,325
                               ----------- ----------- -----------
    Net income (loss).........   (169,456)   (832,192) (1,001,648)
                               =========== =========== ===========

                     Inland Retail Real Estate Trust, Inc.
            Notes to Pro Forma Consolidated Statement of Operations
                     For the year ended December 31, 1998
                                  (unaudited)


    Acquisition of Countryside Shopping Center, Naples, Florida

    Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 1998 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                        Countryside Shopping Center
                               ------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               ------------ ----------- -----------
    Rental income............. $   778,507        -        778,507
    Additional rental income..     184,708        -        184,708
                               ------------ ----------- -----------
    Total income..............     963,215        -        963,215
                               ------------ ----------- -----------
    Advisor asset
      management fee (E).....         -         85,956      85,956
    Property operating
      expenses................     240,579        -        240,579
    Management fees (G).......      31,848      11,497      43,345
    Interest expense (H)......     336,092     143,044     479,136
    Depreciation (C)..........        -        283,655     283,655
                               ------------ ----------- -----------
    Total expenses............     608,519     524,152   1,132,671
                               ------------ ----------- -----------
    Net income (loss)......... $   354,696    (524,152)   (169,456)
                               ============ =========== ===========

    Acquisition of Casselberry Commons, Casselberry, Florida

    Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 1998 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                        Casselberry Commons
                               ------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               ------------ ----------- -----------
    Rental income............. $ 1,004,516        -      1,004,516
    Additional rental income..     292,946        -        292,946
                               ------------ ----------- -----------
    Total income..............   1,297,462        -      1,297,462
                               ------------ ----------- -----------
    Advisor asset
      management fee (E).....         -        177,664     177,664
    Property operating
      expenses................     373,563        -        373,563
    Management fees (G).......      71,482        -         71,482
    Interest expense (H)......        -      1,098,319   1,098,319
    Depreciation (C)..........        -        408,626     408,626
                               ------------ ----------- -----------
    Total expenses............     445,045   1,684,609   2,129,654
                               ------------ ----------- -----------
    Net income (loss)......... $   852,417  (1,684,609)   (832,192)
                               ============ =========== ===========

                     Inland Retail Real Estate Trust, Inc.
            Notes to Pro Forma Consolidated Statement of Operations
                     For the year ended December 31, 1998
                                  (unaudited)


(C) Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years for buildings and fifteen years for improvements. The allocation of land, buildings and improvements is based upon values stated in the related appraisal.

(D) The pro forma weighted average number of shares of common stock for the year ended December 31, 1998 was calculated by using the additional shares sold to purchase each of the properties on a weighted average basis plus the 20,000 shares purchased by the Advisor in connection with our organization.

(E) The Advisor asset management fee has been calculated as 1% of the cost of acquisition of the properties

(F) The net income (loss) allocable to the minority interest is immaterial, and therefore, has been excluded.

(G) Management fees are calculated at 4.5% of gross revenues.

                     Inland Retail Real Estate Trust, Inc.
            Notes to Pro Forma Consolidated Statement of Operations
                     For the year ended December 31, 1998
                                  (unaudited)

(H) As part of the  acquisition  of  certain  of  these properties, the Company
    assumed existing debt.    The  pro  forma  adjustments relating to interest
    expense were based on the following terms:

    Countryside Shopping Center

    Inland Retail Real Estate Trust, Inc. assumed the outstanding mortgage debt related to Countryside Shopping Center of approximately $6,720,000 in connection with the acquisition. The assumed debt, which originated March 31, 1998, has an annual interest rate of 175 basis points over LIBOR (currently 7.13%).

    Casselberry Commons

    As part of the acquisition, the Company assumed two outstanding debts secured by one mortgage related to Casselberry Commons of approximately $13,924,000 from an affiliate of our Advisor. The assumed debts, which originated April 29, 1999, have annual interest rates of 7.64% and 250 basis points over LIBOR (currently 8.3%), respectively.

                         Independent Auditors' Report


The Board of Directors
Inland Retail Real Estate Trust, Inc.:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Casselberry Commons for the year ended December 31, 1998. This Historical Summary is the responsibility of the management of Inland Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Post Effective Amendment No. 3 to Form S-11 of Inland Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of Casselberry Common's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Casselberry Commons for the year ended December 31, 1998, in conformity with generally accepted accounting principles.


                                                        KPMG LLP


Chicago, Illinois
April 27, 1999

                              Casselberry Commons
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1998




Gross income:
  Base rental income.............................. $1,004,516
  Operating expense and real estate
    tax recoveries................................    239,293
  Percentage rent.................................     53,653
                                                   -----------
  Total Gross Income..............................  1,297,462
                                                   -----------
Direct operating expenses:
  Real estate taxes...............................    132,310
  Operating expenses..............................    172,099
  Management fees.................................     71,482
  Insurance.......................................     29,935
  Utilities.......................................     39,219
                                                   -----------
  Total direct operating expenses.................    445,045
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $  852,417
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                              Casselberry Commons
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                     For the Year ended December 31, 1998


1.  Business

    Casselberry Commons (Casselberry) is located in Orlando, Florida. It consists of approximately 227,700 square feet of gross leasable area and was 89% leased and occupied at December 31, 1998. Approximately 46% of Casselberry is leased to four tenants representing approximately 44% of base rental income. An Affiliate of Inland Retail Real Estate Trust, Inc. has purchased Casselberry from an unaffiliated third party on behalf of Inland Retail Real Estate Trust, Inc. Inland Retail Real Estate Trust, Inc. will acquire Casselberry from this affiliate at their cost upon receipt of proceeds from an equity offering.

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Post Effective Amendment No. 3 to Form S-11 of Inland Retail Real Estate Trust, Inc. and is not intended to be a complete presentation of Casselberry's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Casselberry to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Casselberry leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Casselberry is reimbursed for common area costs, real estate taxes and insurance costs. Operating expenses and real estate tax recoveries reflected in the Historical Summary include amounts for 1998 expenses for which tenants have not yet been billed. Certain leases contain renewal options for various periods at various rental rates.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $18,056 for the year ended December 31, 1998.

                              Casselberry Commons
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                     For the Year ended December 31, 1998


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1998, are as follows:

                                Year          Amount
                                ----          ------
                                1999        $ 1,545,278
                                2000          1,511,405
                                2001          1,447,929
                                2002          1,362,923
                                2003            982,041
                              Thereafter      3,529,552
                                            -----------
                                            $10,379,128
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Casselberry. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the Historical Summary.

    Casselberry is managed by an affiliate of the seller pursuant to the terms of a management agreement for an annual fee of 5% of cash receipts. Subsequent to the sale of Casselberry (note 1), the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.

                              Casselberry Commons
       Historical Summary of Gross Income and Direct Operating Expenses
                     Nine months ended September 30, 1999
                                  (unaudited)




Gross income:
  Base rental income.............................. $1,107,896
  Operating expense and real estate
    tax and insurance recoveries..................    252,854
                                                   -----------
  Total gross income..............................  1,360,750
                                                   -----------
Direct operating expenses:
  Operating expenses..............................    415,354
  Management fees.................................     61,234
  Real estate taxes...............................    166,943
  Insurance.......................................     26,250
  Interest expense................................    457,633
                                                   -----------
  Total direct operating expenses.................  1,127,414
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $  233,336
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                              Casselberry Commons
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                     Nine months ended September 30, 1999
                                  (unaudited)


1. Basis of Presentation

   The Historical Summary of Gross Income and Direct Operating Expenses for the nine months ended September 30, 1999 has been prepared from operating statements provided by the owners of the property during that period and requires management of Casselberry Commons to make estimates and assumptions that affect the amounts of the revenues and expenses during that period. Actual results may differ from those estimates.

   In the opinion of management, all normal recurring adjustments necessary for a fair presentation of results for the unaudited interim period presented have been reflected. Certain information in footnote disclosures included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted.

2. The Company acquired Casselberry Commons from an affiliate of our Advisor. As part of the acquisition, Inland Retail Real Estate Trust, Inc. assumed two outstanding debts secured by one mortgage related to Casselberry Commons of approximately $13,924,000. The assumed debts, which originated April 29, 1999, have annual interest rates of 7.64% and 250 basis points over LIBOR (currently 8.3%), respectively.